UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 23, 2010
O’CHARLEY’S INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-18629	62-1192475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of principal executive offices)	(Zip Code)
(615) 256-8500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

EX-99.1	Press Release dated November 23, 2010

Item 8.01	Other Events.
On November 23, 2010, O’Charley’s Inc. (the “Company”) issued a press release pertaining to the company’s receipt of a letter containing a non-binding offer for the purchase and lease-back of the Company’s owned restaurants. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.
          99.1   Press Release dated November 23, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer and Treasurer

Date: November 23, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated November 23, 2010.